UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 3, 2020

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the 2020 Annual Meeting of Stockholders of American Vanguard Corporation held on June 3, 2020, four matters were voted upon by stockholders, namely: (i) the election of nine directors until their successors are elected and qualified, (ii) the ratification of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2020, (iii) an advisory vote approving the overall executive compensation policies and procedures of the Company as set forth in the 2020 proxy, and (iv) advisory vote on the frequency of the say-on-pay disclosure in the Company’s proxy being either every one-year, two-years or three-years.

With respect to the first proposal in the proxy, the following nine nominees received more votes “FOR” than votes “AGAINST”, and, as a result, were elected to serve as directors for the ensuing year:

Nominee	Votes For	Votes Against	Votes Abstain
Scott D. Baskin	23,910,947	252,488	5,872
Lawrence S. Clark	23,226,386	937,014	5,907
Debra F. Edwards	24,055,671	107,328	6,308
Morton D. Erlich	23,527,874	635,561	5,872
Emer Gunter	23,994,966	46,095	128,246
Alfred F. Ingulli	23,958,661	82,414	128,232
John L. Killmer	24,011,022	30,073	128,212
Eric G. Wintemute	23,924,114	118,298	126,895
Esmail Zirakparvar	22,819,873	1,221,188	128,246

With respect to all director nominees, broker non-votes equaled 2,070,457.

With respect to Proposals Two (appointment of BDO) and Three (advisory approval of executive compensation), both measures received the affirmative vote of a majority of the shares cast at the meeting; more specifically, the shares were voted as follows:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
Two	25,295,742	941,268	2,754	0
Three	23,844,480	259,565	65,262	2,070,457

With respect to Proposal Four (advisory vote on frequency of say-on-pay vote), the measure received votes as indicated below:

Proposal	One Year	Two Year	Three Year	Abstain
Four	21,766,377	7,487	2,383,719	11,724

Item 8.01	Other Events

On June 8, 2020, American Vanguard Corporation issued a press release announcing the results of the voting at its 2020 Annual Meeting of Stockholders and announcing that its board of directors has suspended the Company’s quarterly cash dividend. The complete text of that release is linked hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated June 8, 2020 of Registrant regarding the results of its 2020 Annual Meeting of Stockholders and suspension of the quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: June 9, 2020	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary